EXHIBIT 99.1

October 28, 2004	Page 1 of 4

NEWELL RUBBERMAID REPORTS THIRD QUARTER 2004 RESULTS

•	Strong Third Quarter Free Cash Flow Performance

•	Raises Full-Year Free Cash Flow Guidance

ATLANTA, October 28, 2004 – Newell Rubbermaid Inc. (NYSE: NWL) today announced its results for the third quarter 2004, generating strong free cash flow and delivering results at the high-end of guidance, exceeding Wall Street consensus.

Third Quarter Results

Net loss from continuing operations in the third quarter 2004 was $235.0 million, or $0.86 per share, compared to net income from continuing operations of $85.5 million, or $0.31 per share, in the third quarter 2003. During the third quarter this year, the company recorded a non-cash impairment charge of $348.9 million ($332.8 million after-tax). Net income from continuing operations, excluding the impairment charge, was $97.8 million in the third quarter 2004, compared to net income from continuing operations, excluding charges, of $108.2 million in the third quarter 2003. Diluted earnings per share from continuing operations, calculated on the same basis, was $0.36 per share in the third quarter 2004, compared to Wall Street consensus of $0.33 per share and $0.39 per share earned in the third quarter 2003. The third quarter 2004 results include a tax benefit of $2.9 million ($0.01 per share). A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.

Net sales in the third quarter 2004 were $1.67 billion, compared to $1.73 billion in the third quarter 2003, a decrease of 3.3%. Foreign currency translation was a benefit to sales of 1.7% and pricing was a favorable 0.2%. These were offset by the planned exit of certain low-margin product lines of 4.3%, primarily in the Rubbermaid Home Products division.

Free cash flow was $202.2 million in the third quarter 2004, a $39.7 million improvement over $162.5 million in the third quarter 2003. This improvement was driven by reduced capital spending, primarily in the Rubbermaid Home Products division, offset by a voluntary $50.0 million cash contribution to fund the company’s pension plan. The company defines free cash flow as cash generated from operations, net of capital expenditures and dividends. A reconciliation of free cash flow to net cash from operating activities is attached to this release.

“Our team delivered yet another quarter of strong free cash flow. We have demonstrated improved capital spending discipline throughout 2004 while we continue to strategically support the high-potential businesses in our portfolio,” said Newell Rubbermaid CEO Joe Galli. “We’re on track for another year of outstanding free cash flow performance.”

Gross margin declined to 28.3% in the third quarter 2004 from 28.4% in the third quarter 2003, driven primarily by higher raw materials costs, partially offset by favorable pricing and productivity savings. Excluding charges, gross margin was 28.3% in the third quarter 2004, down from 28.5% in the third quarter 2003.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3994
Fax:      770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3817
Fax:      770-407-3983

October 28, 2004	Page 2 of 4

“During the third quarter we saw record-high costs for several of our raw materials. The team did a good job offsetting this inflation through a combination of productivity and pricing initiatives,” said Galli. “As we look to the balance of 2004 and beyond, we are anticipating significant pressure in the commodity environment. We are committed to continue offsetting commodity inflation through cost reductions in our manufacturing network and price increases.”

In conjunction with the company’s annual test of impairment for goodwill and other indefinite-lived intangible assets in the third quarter and its testing of other long-lived assets for impairment, the company recorded a non-cash impairment charge of $348.9 million ($332.8 million after-tax) in the third quarter 2004. The impairment is primarily related to European and Latin American businesses within the Office Products segment and the European business in the Cleaning & Organization segment. Additional information regarding this impairment charge is provided in the company’s Form 8-K filed October 28, 2004.

During the quarter the company recorded an after-tax gain of $8.6 million, shown as discontinued operations, primarily related to the previously announced sale of its Little Tikes Commercial Play Systems business.

Nine-Month Results

Net sales for the first nine months of 2004 were $4.94 billion, a decrease of 2.6% from $5.07 billion for the first nine months of 2003. Internal sales, which excludes the impact of material acquisitions and divestitures made in the past year, declined 2.4%. Foreign currency translation favorably impacted sales by 2.3%, primarily offset by pricing declines of 0.5% and the planned exit of certain low-margin product lines of 3.9%.

Net loss from continuing operations for the first nine months of 2004 was $143.3 million, or $0.52 per share, compared to net income of $208.9 million, or $0.76 per share in 2003. Excluding charges, net income from continuing operations for the first nine months of 2004 was $254.1 million versus $301.8 million in 2003. Diluted earnings per share, calculated on the same basis, were $0.93 in the first nine months of 2004 versus $1.10 in 2003.

Free cash flow was $153.4 million for the first nine months of 2004, a $153.1 million improvement over $0.3 million for the first nine months of 2003. This improvement was driven by reduced capital spending, primarily in the Rubbermaid Home Products division.

In the first nine months of 2004, the company recorded a pre-tax restructuring charge of $47.9 million and other pre-tax charges of $17.5 million, primarily related to product line exits. The company also recorded impairment charges of $374.0 million, primarily related to asset impairment in the European and Latin American businesses within the Office Products segment and the European business in the Cleaning & Organization segment. Related to the divestitures of non-core businesses, the company also recorded a net loss of $97.0 million, shown as discontinued operations.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3994
Fax:      770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3817
Fax:      770-407-3983

October 28, 2004	Page 3 of 4

Outlook

For 2004, the company continues to expect internal sales to decline 1% — 3% and continues to expect diluted earnings per share from continuing operations to be in the range of $1.36 to $1.41. This range excludes restructuring charges of $47.9 million ($0.12 per share), other charges of $17.5 million ($0.04 per share), primarily related to product line exits, charges of $374.0 million ($1.28 per share) related to asset impairment and a net loss on discontinued operations related to the divestiture of non-core businesses of $97.0 million ($0.35 per share).

For the fourth quarter 2004, the company expects internal sales to decline 1% — 3% and diluted earnings per share from continuing operations to be in the range of $0.43 to $0.47.

A reconciliation of the 2004 earnings outlook is as follows:

	4th Quarter	Full Year
Diluted earnings/(loss) per share (as reported):	$0.43 - $0.47	$(0.43) - $(0.38)
Reconciling items:
Discontinued operations		$0.35
Restructuring charges		$0.12
Other charges—product line exits, asset impairment		$1.32

Diluted earnings per share (excluding charges):	$0.43 - $0.47	$1.36 - $1.41

The company now expects free cash flow for the full year to be in the range of $275 to $300 million, calculated as follows: cash flow from operations (estimated to be $640-$665 million), less capital expenditures (estimated to be approximately $135 million), less dividends (estimated to be approximately $230 million).

Conference Call

The company’s third quarter 2004 earnings conference call is scheduled for today, October 28, 2004, at 9:30 a.m. ET. Those interested in participating should call (800) 869-2139 or internationally at (719) 867-0347 and provide the conference code 363357. The company’s call will also be web cast. To listen to the web cast, use the link provided under the Investor Relations Home Page on Newell Rubbermaid’s website at www.newellrubbermaid.com.

A replay will be available approximately two hours after the call concludes through November 26, 2004, and may be accessed domestically at (888) 203-1112 or internationally at (719) 457-0820. Conference call confirmation code 363357 is required to access the replay.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3994
Fax:      770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3817
Fax:      770-407-3983

October 28, 2004	Page 4 of 4

Caution Concerning Forward-Looking Statements

The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about internal sales, income/(loss), earnings per share, capital expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and management’s plans, projections and objectives for future operations and performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to improve productivity and streamline operations; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s 2004 second quarter Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

About the Company

Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2003 sales of $7 billion and a powerful brand family including Sharpie®, Paper Mate®, Parker®, Waterman®, Rubbermaid®, Calphalon®, Little Tikes®, Graco®, Levolor®, BernzOmatic®, VISE-GRIP®, IRWIN® and LENOX®. The company is headquartered in Atlanta, Ga., and employs over 33,000 employees worldwide.

This press release and additional financial information about the company’s 2004 third quarter results are available on the company’s web site at www.newellrubbermaid.com.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3994
Fax:      770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone:  770-407-3817
Fax:      770-407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)

Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended September 30,
	2004			2003
	As Reported	Charges(1)	Excl. Charges	As Reported	Charges(2)	Excl. Charges	% Change
Net sales	$1,671.8		$1,671.8	$1,729.1		$1,729.1	(3.3)%
Cost of products sold	1,198.5	—	1,198.5	1,237.3	(1.2)	1,236.1

GROSS MARGIN	473.3	—	473.3	491.8	1.2	493.0	(4.0)%
% of sales	28.3%		28.3%	28.4%		28.5%

Selling, general & administrative expense	307.1	—	307.1	298.8	—	298.8	2.8%
% of sales	18.4%		18.4%	17.3%		17.3%
Impairment charge	348.9	(348.9)	—	—	—	—
Restructuring costs	—	—	—	32.3	(32.3)	—

OPERATING (LOSS) INCOME	(182.7)	348.9	166.2	160.7	33.5	194.2	(14.4)%
% of sales	(10.9)%		9.9%	9.3%		11.2%

Nonoperating expenses (income):
Interest expense, net	29.5	—	29.5	33.1	—	33.1
Other	(0.8)	—	(0.8)	1.4	—	1.4

	28.7	—	28.7	34.5	—	34.5	(16.8)%

(LOSS) INCOME BEFORE INCOME TAXES	(211.4)	348.9	137.5	126.2	33.5	159.7	(13.9)%
% of sales	(12.6)%		8.2%	7.3%		9.2%

Income taxes	23.6	16.1	39.7	40.7	10.9	51.5	(22.9)%
Effective rate	(11.2)%		28.9%	32.3%		32.2%

(LOSS) INCOME FROM CONTINUING OPERATIONS	(235.0)	332.8	97.8	85.5	22.6	108.2	(9.6)%
% of sales	(14.1)%		5.8%	4.9%		6.3%

Discontinued operations, net of tax:	8.6	(8.6)	—	(10.3)	10.3	—
NET (LOSS) INCOME	$(226.4)	$324.2	$97.8	$75.2	$32.9	$108.2	(9.6)%

% of sales	(13.5)%		5.8%	4.3%		6.3%

(LOSS) EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.86)	$1.21	$0.36	$0.31	$0.08	$0.39
Diluted	$(0.86)	$1.21	$0.36	$0.31	$0.08	$0.39

EARNINGS (LOSS) PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$0.03	$(0.03)	$—	$(0.04)	$0.04	$—
Diluted	$0.03	$(0.03)	$—	$(0.04)	$0.04	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.83)	$1.18	$0.36	$0.27	$0.12	$0.39
Diluted	$(0.83)	$1.18	$0.36	$0.27	$0.12	$0.39

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.4	274.4	274.4	274.4	274.4	274.4

(1)	Items excluded from “as reported” results for 2004 consist of a $348.9 million charge related to asset impairment (goodwill, intangible assets and fixed assets) and $8.6 million net income related to discontinued operations.

(2)	Items excluded from “as reported” results for 2003 consist of $1.2 million in restructuring related costs associated with product line exits (shown in costs of products sold), $32.3 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and a $10.3 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)

Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Nine Months Ended September 30,
	2004			2003
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$4,939.9		$4,939.9	$5,072.0		$5,072.0	(2.6)%
Cost of products sold	3,571.0	(15.7)	3,555.3	3,625.0	(6.8)	3,618.2

GROSS MARGIN	1,368.9	15.7	1,384.6	1,447.0	6.8	1,453.8	(4.8)%
% of sales	27.7%		28.0%	28.5%		28.7%
Selling, general & administrative expense	945.5	(1.8)	943.7	905.5	(0.5)	905.0	4.3%
% of sales	19.1%		19.1%	17.9%		17.8%
Impairment charge	374.0	(374.0)	—	—	—	—
Restructuring costs	47.9	(47.9)	—	109.5	(109.5)	—

OPERATING INCOME	1.5	439.4	440.9	432.0	116.8	548.8	(19.7)%
% of sales	0.0%		8.9%	8.5%		10.8%
Nonoperating expenses (income):
Interest expense, net	90.0	—	90.0	104.5	—	104.5
Other	(3.9)	—	(3.9)	18.6	(21.1)	(2.5)

	86.1	—	86.1	123.1	(21.1)	102.0	(15.6)%

(LOSS) INCOME BEFORE INCOME TAXES	(84.6)	439.4	354.8	308.9	137.9	446.8	(20.6)%
% of sales	(1.7)%		7.2%	6.1%		8.8%
Income taxes	58.7	42.0	100.7	100.0	45.0	145.0	(30.6)%
Effective rate	(69.4)%		28.4%	32.4%		32.5%

(LOSS) INCOME FROM CONTINUING OPERATIONS	(143.3)	397.4	254.1	208.9	92.9	301.8	(15.8)%
% of sales	(2.9)%		5.1%	4.1%		6.0%

Discontinued operations, net of tax:	(97.0)	97.0	—	(43.9)	43.9	—

NET (LOSS) INCOME	$(240.3)	$494.4	$254.1	$165.0	$136.8	$301.8	(15.8)%

% of sales	(4.9)%		5.1%	3.3%		6.0%
(LOSS) EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.52)	$1.45	$0.93	$0.76	$0.34	$1.10
Diluted	$(0.52)	$1.45	$0.93	$0.76	$0.34	$1.10
LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.35)	$0.35	$—	$(0.16)	$0.16	$—
Diluted	$(0.35)	$0.35	$—	$(0.16)	$0.16	$—
(LOSS) EARNINGS PER SHARE:
Basic	$(0.88)	$1.80	$0.93	$0.60	$0.50	$1.10
Diluted	$(0.87)	$1.80	$0.93	$0.60	$0.50	$1.10
Average shares outstanding:
Basic	274.4	274.4	274.4	274.0	274.0	274.0
Diluted	274.6	274.6	274.6	274.3	274.3	274.3

(1)	Items excluded from “as reported” results for 2004 consist of $15.7 million in restructuring related costs associated with product line exits (shown in costs of products sold), $1.8 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $374.0 million of charges related to asset impairment (goodwill, intangible assets and fixed assets), $47.9 million of restructuring costs related to exiting certain facilities (shown in restructuring costs) and a $97.0 million net loss related to discontinued operations.

(2)	Items excluded from “as reported” results for 2003 consist of $6.8 million in restructuring related costs associated with product line exits (shown in costs of products sold), $0.5 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $109.5 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), $21.1 million loss on the sale of the Cosmolab division (shown in other nonoperating expenses) and a $43.9 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	September 30,	September 30,
Assets:	2004	2003
Cash and cash equivalents	$354.5	$77.1
Accounts receivable, net	1,184.3	1,345.7
Inventories, net	1,060.0	1,025.0
Deferred income taxes	115.3	200.4
Prepaid expenses and other	163.2	208.8
Current assets of discontinued operations	—	305.5

Total Current Assets	2,877.3	3,162.5

Other assets	272.2	331.9
Property, Plant and Equipment, net	1,341.3	1,652.4
Goodwill, net	1,798.0	2,058.5
Deferred income taxes	9.3	—
Other intangibles, net	307.1	362.8
Other assets of discontinued operations	—	414.5

Total Assets	$6,605.2	$7,982.6

Liabilities and Stockholders’ Equity:
Notes payable	$14.0	$31.6
Accounts payable	633.1	729.9
Accrued compensation	115.4	108.1
Other accrued liabilities	842.4	1,026.8
Income taxes	134.0	141.3
Current portion of long-term debt	215.0	30.8
Current liabilities of discontinued operations	—	128.8

Total Current Liabilities	1,953.9	2,197.3

Long-term debt	2,439.6	3,054.2
Other noncurrent liabilities	585.0	400.1
Deferred income taxes	—	1.8
Other liabilities of discontinued operations	—	2.9

Stockholders’ Equity	1,626.7	2,326.3

Total Liabilities and Stockholders’ Equity	$6,605.2	$7,982.6

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Nine Months Ended September 30,
	2004	2003
Operating Activities:
Net (loss)/income	$(240.3)	$165.0
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation and amortization	185.4	186.5
Impairment charges	374.0	—
Non-cash restructuring charges	25.3	73.0
Deferred taxes	85.1	9.6
(Gain)/loss on sale of assets/business	(6.5)	20.5
Loss on discontinued businesses	90.5	—
Other	(4.8)	30.7
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	211.0	47.0
Inventories	(176.8)	(1.4)
Other current assets	17.9	2.6
Accounts payable	(60.2)	121.9
Discontinued operations	(29.8)	9.9
Accrued liabilities and other	(49.0)	(244.8)

Net cash provided by operating activities	$421.8	$420.5

Investing Activities:
Acquisitions, net	$(3.0)	$(460.0)
Expenditures for property, plant and equipment	(95.2)	(247.1)
Sales of business/ non-current assets and other	289.2	10.2

Net cash provided by/(used in) investing activities	$191.0	$(696.9)

Financing Activities:
Proceeds from issuance of debt	$21.3	$1,040.5
Proceeds from issuance of stock	—	200.1
Payments on notes payable and long-term debt	(251.9)	(776.7)
Cash dividends	(173.2)	(173.1)
Proceeds from exercised stock options and other	1.4	6.0

Net cash (used in)/provided by financing activities	$(402.4)	$296.8

Exchange rate effect on cash	$(0.3)	$1.6
Increase in cash and cash equivalents	210.1	22.0
Cash and cash equivalents at beginning of year	144.4	55.1

Cash and cash equivalents at end of period	$354.5	$77.1

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended September 30,
Free Cash Flow (in millions):	2004	2003
Net cash provided by operating activities	$284.8	$279.1
Expenditures for property, plant and equipment	(25.0)	(58.7)
Cash dividends	(57.6)	(57.9)

Free Cash Flow	$202.2	$162.5

	For The Nine Months Ended September 30,
Free Cash Flow (in millions):	2004	2003
Net cash provided by operating activities	$421.8	$420.5
Expenditures for property, plant and equipment	(95.2)	(247.1)
Cash dividends	(173.2)	(173.1)

Free Cash Flow	$153.4	$0.3

(1)	Free cash flow is defined as cash flows provided by operating activities less expenditures for property, plant and equipment and cash dividends.

Newell Rubbermaid Inc. Financial Worksheet
(in millions)

	2004					2003
		Excluding Charges Reconciliation(1)					Excluding Charges Reconciliation(1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning & Organization	$447.4	$12.2	$3.5	$15.7	3.5%	$477.5	$40.0	$0.4	$40.4	8.5%	$(30.1)	(6.3)%	$(24.7)	(61.1)%
Office Products	332.8	31.8	—	31.8	9.6%	322.3	47.1	0.9	48.0	14.9%	10.5	3.3%	$(16.2)	(33.8)%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	265.6	35.4	1.5	36.9	13.9%	8.7	3.3%	$6.1	16.5%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	219.6	4.7	1.3	6.0	2.7%	7.2	3.3%	$(1.5)	(25.0)%
Other	251.0	15.9	—	15.9	6.3%	262.6	23.0	0.4	23.4	8.9%	(11.6)	(4.4)%	$(7.5)	(32.1)%
Impairment		—	—	—			—	—	—				$—
Restructuring Costs		(22.8)	22.8	—			(24.4)	24.4	—				$—
Corporate		(7.4)	—	(7.4)			(7.2)	—	(7.2)				$(0.2)	2.8%

Total	$1,532.3	$76.6	$26.9	$103.4	6.7%	$1,547.6	$118.6	$28.9	$147.5	9.5%	$(15.3)	(1.0)%	$(44.1)	(29.9)%

Core businesses	1,532.3	76.6	26.9	103.4	6.7%	1,537.6	120.2	$28.9	$149.1	9.7%	(5.3)	(0.3)%	(45.7)	(30.7)%
Acquisitions / Divestitures	—	—	—	—		10.0	(1.6)	—	(1.6)		(10.0)	(100.0)%	1.6	(100.0)%

Total	$1,532.3	$76.6	$26.9	$103.4	6.7%	$1,547.6	$118.6	$28.9	$147.5	9.5%	$(15.3)	(1.0)%	$(44.1)	(29.9)%

	2004					2003
		Excluding Charges Reconciliation(1)					Excluding Charges Reconciliation(1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning & Organization	$468.7	$8.5	$5.7	$14.2	3.0%	$512.4	$21.0	$0.2	$21.2	4.1%	$(43.7)	(8.5)%	$(7.0)	(33.0)%
Office Products	489.2	95.5	0.3	95.8	19.6%	507.8	114.8	0.1	114.9	22.6%	(18.6)	(3.7)%	$(19.1)	(16.6)%
Tools & Hardware	300.3	43.5	3.1	46.6	15.5%	294.6	47.7	0.6	48.3	16.4%	5.7	1.9%	$(1.7)	(3.5)%
Home Fashions	224.2	5.2	4.1	9.3	4.1%	227.8	7.9	0.7	8.6	3.8%	(3.6)	(1.6)%	$0.7	8.1%
Other	253.4	15.0	0.2	15.2	6.0%	252.7	20.3	—	20.3	8.0%	0.7	0.3%	$(5.1)	(25.1)%
Impairment		(25.1)	25.1	—			—	—	—				$—
Restructuring Costs		(25.1)	25.1	—			(52.8)	52.8	—				$—
Corporate		(9.8)	—	(9.8)			(6.3)	—	(6.3)				$(3.5)	55.6%

Total	$1,735.8	$107.8	$63.5	$171.3	9.9%	$1,795.3	$152.6	$54.5	$207.1	11.5%	$(59.5)	(3.3)%	$(35.8)	(17.3)%

Core businesses	1,735.8	107.8	63.5	171.3	9.9%	1,795.3	152.6	$54.5	$207.1	11.5%	(59.5)	(3.3)%	(35.8)	(17.3)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—		—

Total	$1,735.8	$107.8	$63.5	$171.3	9.9%	$1,795.3	$152.6	$54.5	$207.1	11.5%	$(59.5)	(3.3)%	$(35.8)	(17.3)%

	2004					2003
		Excluding Charges Reconciliation(1)					Excluding Charges Reconciliation(1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning & Organization	$455.9	$29.2	$—	$29.2	6.4%	$514.4	$31.9	$0.4	$32.3	6.3%	$(58.5)	(11.4)%	$(3.1)	(9.6)%
Office Products	424.3	61.5	—	61.5	14.5%	428.7	69.9	0.1	70.0	16.3%	(4.4)	(1.0)%	$(8.5)	(12.1)%
Tools & Hardware	300.6	45.1	—	45.1	15.0%	299.3	53.4	0.3	53.7	17.9%	1.3	0.4%	$(8.6)	(16.0)%
Home Fashions	228.1	15.9	—	15.9	7.0%	223.5	17.5	0.6	18.1	8.1%	4.6	2.1%	$(2.2)	(12.2)%
Other	262.9	24.7	—	24.7	9.4%	263.2	31.2	(0.2)	31.0	11.8%	(0.3)	(0.1)%	$(6.3)	(20.3)%
Impairment		(348.9)	348.9	—			—	—	—				$—
Restructuring Costs			—	—			(32.3)	32.3	—				$—
Corporate		(10.2)	—	(10.2)			(10.9)	—	(10.9)				$0.7)	(6.4)%

Total	$1,671.8	$(182.7)	$348.9	$166.2	9.9%	$1,729.1	$160.7	$33.5	$194.2	11.2%	$(57.3)	(3.3)%	$(28.0)	(14.4)%

Core businesses	1,671.8	(182.7)	348.9	166.2	9.9%	1,729.1	160.7	$33.5	$194.2	11.2%	(57.3)	(3.3)%	(28.0)	(14.4)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—			—	—

Total	$1,671.8	$(182.7)	$348.9	$166.2	9.9%	$1,729.1	$160.7	$33.5	$194.2	11.2%	$(57.3)	(3.3)%	$(28.0)	(14.4)%

	2004					2003
		Excluding Charges Reconciliation(1)					Excluding Charges Reconciliation(1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning & Organization	$1,372.0	$49.9	$9.2	$59.1	4.3%	$1,504.3	$93.0	$1.0	$94.0	6.2%	$(132.3)	(8.8)%	$(34.9)	(37.1)%
Office Products	1,246.3	188.7	0.3	189.0	15.2%	1,258.8	231.8	1.1	232.9	18.5%	(12.5)	(1.0)%	$(43.9)	(18.8)%
Tools & Hardware	875.2	131.6	3.1	134.7	15.4%	859.5	136.6	2.3	138.9	16.2%	15.7	1.8%	$(4.2)	(3.0)%
Home Fashions	679.1	25.0	4.7	29.7	4.4%	670.9	30.1	2.6	32.7	4.9%	8.2	1.2%	$(3.0)	(9.2)%
Other	767.3	55.6	0.2	55.8	7.3%	778.5	74.5	0.3	74.8	9.6%	(11.2)	(1.4)%	$(19.0)	(25.4)%
Impairment	—	(374.0)	374.0	—		—	—	—	—				$—
Restructuring Costs	—	(47.9)	47.9	—		—	(109.5)	109.5	—				$—
Corporate	—	(27.4)	—	(27.4)		—	24.5	—	24.5				$(2.9)	11.8%

Total	$4,939.9	$1.5	$439.4	$440.9	8.9%	$5,072.0	$432.0	$116.8	$548.8	10.8%	$(132.1)	(2.6)%	$(107.9)	(19.7)%

Core businesses	4,939.9	1.5	439.4	440.9	8.9%	5,062.0	433.6	116.8	550.4	10.9%	(122.1)	(2.4)%	(109.5)	(19.9)%
Acquisitions / Divestitures	—		—	—		10.0	(1.6)	—	(1.6)		(10.0)	(100.0)%	1.6	(100.0)%

Total	$4,939.9	$1.5	$439.4	$440.9	8.9%	$5,072.0	$432.0	$116.8	$548.8	10.8%	$(132.1)	(2.6)%	$(107.9)	(19.7)%

(1)	Excludes restructuring, divestiture or impairment related charges.

Newell Rubbermaid
Three Months Ended September 30, 2004
(in millions)

     Currency Analysis

By Segment	2004			2003	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
Cleaning & Organization	$455.9	$(8.3)	$447.6	$514.4	(13.0)%	(11.4)%	1.6%
Office Products	424.3	(6.7)	417.6	428.7	(2.6)%	(1.0)%	1.6%
Tools & Hardware	300.6	(4.0)	296.6	299.3	(0.9)%	0.4%	1.3%
Home Fashions	228.1	(8.8)	219.3	223.5	(1.9)%	2.1%	3.9%
Other	262.9	(2.3)	260.6	263.2	(1.0)%	(0.1)%	0.9%

Total Company	$1,671.8	$(30.1)	$1,641.7	$1,729.1	(5.1)%	(3.3)%	1.7%

By Geography
United States	$1,169.6	$—	$1,169.6	$1,199.9	(2.5)%	(2.5)%	0.0%
Canada	87.0	(4.1)	82.9	91.5	(9.4)%	(4.9)%	4.5%

North America	1,256.6	(4.1)	1,252.5	1,291.4	(3.0)%	(2.7)%	0.3%

Europe	331.2	(26.8)	304.4	344.2	(11.6)%	(3.8)%	7.8%
Central & South America	48.2	2.3	50.5	54.4	(7.2)%	(11.4)%	(4.2)%
All Other	35.8	(1.5)	34.3	39.1	(12.3)%	(8.4)%	3.8%

Total Company	$1,671.8	$(30.1)	$1,641.7	$1,729.1	(5.1)%	(3.3)%	1.7%

Newell Rubbermaid
Nine Months Ended September 30, 2004
(in millions)

     Currency Analysis

By Segment	2004			2003	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
Cleaning & Organization	$1,372.0	$(31.4)	$1,340.6	$1,504.3	(10.9)%	(8.8)%	2.1%
Office Products	1,246.3	(24.6)	1,221.7	1,258.8	(2.9)%	(1.0)%	2.0%
Tools & Hardware	875.2	(16.9)	858.3	859.5	(0.1)%	1.8%	2.0%
Home Fashions	679.1	(33.0)	646.1	670.9	(3.7)%	1.2%	4.9%
Other	767.3	(9.3)	758.0	778.5	(2.6)%	(1.4)%	1.2%

Total Company	$4,939.9	$(115.2)	$4,824.7	$5,072.0	(4.9)%	(2.6)%	2.3%

By Geography
United States	$3,379.2	$—	$3,379.2	$3,511.3	(3.8)%	(3.8)%	0.0%
Canada	250.6	(16.5)	234.1	253.5	(7.7)%	(1.1)%	6.5%

North America	3,629.8	(16.5)	3,613.3	3,764.8	(4.0)%	(3.6)%	0.4%

Europe	1,050.2	(96.4)	953.8	1,045.3	(8.8)%	0.5%	9.2%
Central & South America	149.0	6.2	155.2	156.5	(0.8)%	(4.8)%	(4.0)%
All Other	110.9	(8.5)	102.4	105.4	(2.8)%	5.2%	8.1%

Total Company	$4,939.9	$(115.2)	$4,824.7	$5,072.0	(4.9)%	(2.6)%	2.3%